ADVANCED SERIES TRUST

AST PIMCO Limited Maturity Bond Portfolio

Supplement dated January 14, 2015 to the

Currently Effective Summary Prospectus

This supplement should be read in conjunction with the Summary Prospectus (the Summary Prospectus) for the AST PIMCO Limited Maturity Bond Portfolio (the Portfolio) and should be retained for future reference. The Portfolio discussed in this supplement may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein and not otherwise defined herein shall have meanings given to them in the Summary Prospectus.

Effective immediately, Scott A. Mather and Jerome M. Schneider will replace Saumil H. Parikh and become co-portfolio managers responsible for the day-to-day management of the Portfolio.

To reflect this change, the Summary Prospectus for the Portfolio is hereby revised as follows:

        I.            All references to Saumil H. Parikh are hereby removed.

II.	The following table hereby replaces the table in the Summary Prospectus entitled “Management of the Portfolio”:
Investment Managers	Subadviser	Portfolio Managers	Title	Service Date
Prudential Investments LLC	Pacific Investment Management Company LLC	Scott A. Mather	CIO, US Core Strategies & Managing Director	January 2015
AST Investment Services, Inc.		Jerome M. Schneider	Managing Director	January 2015

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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